UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

________________________________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): July 6, 2007

CYTOGEN CORPORATION
________________________________________
(Exact Name of Registrant as Specified in Charter)

Delaware	000-14879	22-2322400
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

650 College Road East, CN 5308, Suite 3100, Princeton, NJ	08540
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (609) 750-8200

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry Into a Material Definitive Agreement; Item 3.02 Unregistered Sales of Equity Securities.

On July 6, 2007, Cytogen Corporation, a Delaware corporation (the “Company”), closed its previously announced private placement of 5,814,600 shares of its common stock at a price of $1.737 per share.  The purchasers also received warrants to purchase 2,907,301 shares of common stock at an exercise price of $2.231 per share. The warrants have a term of five years. The gross proceeds from the private placement are approximately $10.1 million, before deducting costs associated with the offering. Rodman & Renshaw, LLC and Roth Capital Partners LLC acted as placement agents in this transaction.  The placement agents in the transaction received aggregate compensation consisting of (i) cash fees equal to 6% of the gross proceeds and (ii) warrants to purchase 348,876 shares of common stock on the same terms as the investors.

The securities sold in this private placement have not been registered under the Securities Act of 1933, as amended (the “Act”) and may not be offered or sold in the United States in the absence of an effective registration statement or exemption from the registration requirements under the Act. In accordance with the terms of the registration rights agreement to be entered into by the Company and the purchasers in connection with the closing of the financing, the Company has agreed to file a resale registration statement on Form S-3 within 30 days after the closing of the transaction for purposes of registering, pursuant to the Act, the shares of common stock and shares of common stock underlying the warrants acquired by the investors. The Company believes that the issuance of the securities in this transactions were exempt from registration under Section 4(2) of the Securities Act of 1933.

A complete copy of each of the Securities Purchase Agreement, the form of Warrant, the Registration Rights Agreement, and the related press release of the Company, dated June 29, 2007, were filed as an exhibit to the Company’s Report on Form 8-K filed with the Commission on July 2, 2007, and are incorporated herein by reference. A complete copy of the Engagement Agreement between the Company and the placement agents is filed herewith as Exhibits 10.4, and is incorporated herein by reference.  The foregoing descriptions of: (i) the Securities Purchase Agreement, (ii) the Warrants; (iii) the Registration Rights Agreement; (iv) the press release; and (v) the Engagement Agreement and any other documents or filings referenced herein are qualified in their entirety by reference to such Exhibits, documents or filings.

Item 9.01	Financial Statements and Exhibits.

(c) Exhibits.

Exhibit No.	Description
10.1

Securities Purchase Agreement between the Company and each of the Purchasers dated as of June 28, 2007. Filed as an exhibit to the Company's Current Report on Form 8-K, filed with the Commission on July 2, 2007, and incorporated herein by reference.

10.2

Form of Common Stock Purchase Warrant issued by the Company in favor of each Purchaser. Filed as an exhibit to the Company's Current Report on Form 8-K, filed with the Commission on July 2, 2007, and incorporated herein by reference.

10.3

Registration Rights Agreement between the Company and each of the Purchasers dated as of June 28, 2007. Filed as an exhibit to the Company's Current Report on Form 8-K, filed with the Commission on July 2, 2007, and incorporated herein by reference.

10.4	Engagement Agreement between the Company, Rodman & Renshaw, LLC and Roth Capital Partners, LLC. Filed herewith.
99.1	Press Release of the Company dated June 29, 2007. Filed as an exhibit to the Company's Current Report on Form 8-K, filed with the Commission on July 2, 2007, and incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CYTOGEN CORPORATION

By:	/s/ William J. Thomas
William J. Thomas,
Senior Vice President and General Counsel

Dated:                      July 11, 2007

EXHIBIT INDEX

Exhibit No.	Description
10.1

Securities Purchase Agreement between the Company and each of the Purchasers dated as of June 28, 2007. Filed as an exhibit to the Company's Current Report on Form 8-K, filed with the Commission on July 2, 2007, and incorporated herein by reference.

10.2

Form of Common Stock Purchase Warrant issued by the Company in favor of each Purchaser. Filed as an exhibit to the Company's Current Report on Form 8-K, filed with the Commission on July 2, 2007, and incorporated herein by reference.

10.3

Registration Rights Agreement between the Company and each of the Purchasers dated as of June 28, 2007. Filed as an exhibit to the Company's Current Report on Form 8-K, filed with the Commission on July 2, 2007, and incorporated herein by reference.

10.4	Engagement Agreement between the Company, Rodman & Renshaw, LLC and Roth Capital Partners, LLC. Filed herewith.
99.1	Press Release of the Company dated June 29, 2007. Filed as an exhibit to the Company's Current Report on Form 8-K, filed with the Commission on July 2, 2007, and incorporated herein by reference.